POWER OF ATTORNEY

	The undersigned hereby constitutes and appoints

each of Kenneth C. Carter, Thomas G. David and Gary Lessing of Avalon

Pharmaceuticals, Inc., or his assignee, the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the
undersigned
Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

	(2)	do
and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Forms
3, 4 or 5 and the
timely filing of such form with the United States
Securities and Exchange
Commission, the Nasdaq National Market, the
Pacific Exchange, Inc. and any
other authority; and

	(3)	take any
other action of any type whatsoever
in connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.


	The undersigned hereby grants to each
such attorney-in-fact full power
and authority to do and perform all and
every act and thing whatsoever
requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934. This Power of Attorney can only be revoked by delivering a signed, original "Revocation of Power of Attorney" to each attorney-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be executed as of this 3 day of March, 2006.




					Signature: /s/ William H.
Washecka
 					Print Name:
William H. Washecka